                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 14, 1996, included in K N Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this Registration Statement.



                                                       /s/ ARTHUR ANDERSEN & CO.

                                                           Arthur Andersen & Co.

Denver, Colorado
July 10, 1996




                                      7